BDC-1001 Interim Clinical Data ESMO Immuno-Oncology 2021 December 2021 1 Exhibit 99.2

Today’s Agenda 2

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BDC-1001 Dose Escalation Study Continues Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021 4

Review of BDC-1001 Mechanism & Preclinical Data 5

BDC-1001: Key Features Combine to Deliver Unique MOA BDC-1001 Boltbody™ ISAC Trastuzumab (anti-HER2) Proprietary TLR7/8 Immune Stimulant Fc Domain Stable, Non-cleavable Linker Opdivo® is a trademark of Bristol-Myers Squibb Company 6

Hallmarks of BoltbodyTM ISAC Platform 7

BDC-1001 Surrogate Shows Dose-Dependent Efficacy and Pharmacodynamic Responses

HCC1954 IHC3+ Xenograft Model (Functional Myeloid Cells Only)



5 mg/kg BDC-1001 Surrogate
1 mg/kg BDC-1001 Surrogate
0.2 mg/kg BDC-1001 Surrogate
Tumor Volume (mm³)
Day Post Treatment
400
300
200
100
0
0
5
10
15
20
25
30
35
**
****



MIP-1β Tumor
pg/mg
Iso
0.2
1
2
5
MIP-1β Plasma
pg/mL
Iso
0.2
1
2
5



Trastuzumab
BDC-1001 Surrogate
CD11c (Dendritic Cells)
F4/80 (Macrophages)
Innate Immunity

Representative images shown from day 9

Efficacy:

Preclinical experiments indicate a minimal target serum concentration of **~16 µg/ml** at trough for optimal efficacy

Pharmacodynamic biomarkers:

- Increases in proinflammatory cytokines and chemokines in the tumor; modest increases in serum
- Recruitment of dendritic cells and macrophages to the tumor

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SCID/Beige mice were dosed with BDC-1001 surrogate every 5 days through day 25 with cytokines and myeloid infiltration measured 24 hours or 9 days following the first dose, respectively. Representative figures are from independent experiments.

BOLT BIOTHERAPEUTICS

BDC-1001 Surrogate Engages Innate and Adaptive Immune Responses

MMC rHER2 Syngeneic Model (Fully Immune-Competent)



BDC-1001 Surrogate
Isotype ISAC
rHER2 mAb
Tumor Volume (mm³)
2000
1500
1000
500
0
0
10
20
30
40
Day Post Treatment
*
*
**
***



MIP-1β Tumor
pg/mg
5000
4000
3000
2000
1000
0
Day 1
MIP-1β Plasma
pg/mL
600
400
200
0
Day 1



rHER2 mAb
BDC-1001 Surrogate
CD11c (Dendritic Cells)
F4/80 (Macrophages)
CD8 (T cells)
Innate Immunity
Adaptive Immunity

Representative images shown from day 6

Pharmacodynamic biomarkers:

- Increases in proinflammatory cytokines and chemokines in the tumor; modest elevation of serum cytokines and chemokines
- Recruitment of dendritic cells, macrophages & T cells to the tumor

FVB Erbb2 mice were dosed systemically with BDC-1001 surrogate on days 0 and 5 with cytokines and myeloid infiltration measured 24 hours or 6 days following the first dose, respectively. Representative figures are from independent experiments

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BOLT BIOTHERAPEUTICS

BDC-1001 Interim Results Presented at ESMO Immuno-Oncology 2021 December 2021 10

BDC-1001 Monotherapy Dose Escalation Design of Ongoing Phase 1/2 11 Future cohorts will explore weekly dosing Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

*Some subjects’ tumors are both IHC 2+ or 3+ and NGS amplified  BDC-1001 Ongoing Phase 1/2 Demographics and Baseline Characteristics 12 Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

BDC-1001 Overall Safety Summary Consistent with BDC-1001’s design, this agent has demonstrated good safety and tolerability at doses tested to date  No DLTs observed to date; MTD has not been reached at up to 20 mg/kg q3w or 12mg/kg q2w dose levels Two treatment-related SAEs, both of which led to treatment discontinuation Asymptomatic Grade 3 ejection fraction decrease (>20%) after 4 cycles of therapy in an anti-HER2 therapy naïve subject with history of hypertension Grade 4 bronchopulmonary hemorrhage in a subject who had a lung biopsy 5d prior to treatment Grade 1/2 infusion-related reactions (IRRs) occurred in 11 subjects starting at the 5mg/kg q3w cohort; none related to treatment discontinuation Non-steroid pre-medication introduced at the 8 mg/kg dose level No AEs consistent with cytokine release syndrome (CRS) reported 13 Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

BDC-1001 Demonstrates Rapid Clearance; No Evidence of Anti-drug Antibody (ADA) Formation No subjects (0/53) developed antibodies to BDC-1001 after treatment was initiated 2/53 (3.8%) subjects were found to have pre-existing antibodies reactive to BDC-1001 14 Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021 ISAC Cohort Mean – q3w Only

BDC-1001 PK Parameters Show Increase with Ascending Dose Levels

PK Parameters vs Dose (mg/kg)



Cmax (µg/mL)
Cmin (µg/mL)
AUC (µg*mLweek)
Half-life (Days)
0.15 q3w
0.5 q3w
2 q3w
5 q3w
8 q3w
8 q2w
12 q3w
12 q2w
20 q3w

Summary of PK Data

- Target C_{min} levels not yet achieved
  - (C_{min} of ~16 µg/ml for optimal efficacy)[1,3]
- Clinical PK modeling suggests that higher sustained trough levels >16 µg/mL can be achieved in humans via weekly dosing schedule
- Observed exposure levels to date are lower than those predicted based on NHP (non-human primate) modeling data; BDC-1001 does not follow the presumed allometric scaling regarding clearance
- C_{max} increases proportionally with dose

Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

1. Ackerman SE, et al. *Nature Cancer*. 2021;2:18–33.
3. Bolt Biotherapeutics internal data.

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BOLT BIOTHERAPEUTICS

Time-matched PK Concentration vs Plasma Biomarker Levels Correlation Between Drug Concentration and Biomarker Levels Increasing plasma cytokine/ chemokine levels were observed at higher drug concentration levels and have not reached a plateau BDC-1001 Serum Concentration, µg/ml Biomarker Value, pg/ml Biomarker Value, pg/ml 16 Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

BDC-1001 Induces Changes in the Tumor Microenvironment Consistent with MOA as Seen in Paired Tissue Biopsies from Ongoing Clinical Trial Representative tissue biomarkers investigated with IHC: Myeloid cell infiltration: CD11c, CD68, BDCA-2 (pDC), CD163 (M2s) T cell infiltration and activation: CD8, Granzyme B 22 paired samples to date: baseline + on-treatment at C2D4 (q3w) or C3D4 (q2w) Twelve paired biopsies across dose levels have been analyzed for all markers Analyses of additional samples are ongoing Two representative paired biopsies are shown in the panels below Following BDC-1001 administration, the percentage of CD11c+ and CD68+ cells in the tumor trend higher in multiple samples, consistent with BDC-1001 inducing changes in the tumor microenvironment 17 Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

Evidence of Activated Tumor Immunity in Paired Tissue Biopsies – Example 1

Clinical trial subject with cervical cancer on BDC-1001 5 mg/kg q3w


Myeloid cells infiltration
T cell infiltration & activation
Baseline (Lung Biopsy)
H&E
CD11c BDCA2 CD68 CD163
CD8/GzmB/FoxP3
On-treatment @C2D4 (Lung Biopsy)
H&E
CD11c BDCA2 CD68 CD163
CD8/GzmB/FoxP3

*Dark blue staining in these panels is cell nuclei

- 29-year-old female with recurrent metastatic endocervical cancer, HER2 amplified, MSS, PD-L1 negative
- Previously treated with surgical resection as well as multiple systemic regimens including cisplatin, carboplatin, paclitaxel, bevacizumab, ZW49
- On BDC-1001 5 mg/kg q3w with stable disease for 23+ weeks and ongoing

Key Changes:

- ~Four-fold increase in classic dendritic cell (cDC, CD11c+) and two-fold increase in plasmacytoid dendritic cell (pDC, BDCA2+) infiltration
- Six-fold increase in M1 (CD68+CD163-) and slight decrease in M2 (CD163+) macrophage infiltration
- Increase in dendritic cell (DC) infiltration and M1/M2 ratio on BDC-1001 treatment (vs baseline)

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Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

Evidence of Activated Tumor Immunity in Paired Tissue Biopsies – Example 2

Clinical trial subject with breast cancer on BDC-1001 8 mg/kg q3w


Myeloid cells infiltration
T cell infiltration & activation
Baseline (Breast Biopsy)
H&E
CD11c BDCA2 CD68 CD163
CD8/GzmB/FoxP3
On-treatment @C2D4 (Breast Biopsy)
H&E
CD11c BDCA2 CD68 CD163
CD8/GzmB/FoxP3

*Dark blue staining in these panels is cell nuclei

- 40-year-old female with metastatic HER2+ (IHC3+) breast cancer
- Previously treated with multiple anti-HER2 therapies, including Enhertu
- Stable disease on BDC-1001 as of week 12 scan and ongoing

Key Changes:

- Four-fold increase in cDC (CD11c+) infiltration
- Seven-fold increase in M1 (CD68+CD163-) and decrease in M2 (CD163+) macrophage infiltration
- Two-fold increase in CD8+ T cell infiltration and activation on BDC-1001 treatment (vs baseline)
- Observations suggest an overall increase in DC and T cell infiltration, increase in M1/M2 ratio

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Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

BOLT BIOTHERAPEUTICS

BDC-1001 Clinical Activity Seen in 13 of 40 Tumor-evaluable Subjects* Across Tumor Types and Dose Levels (2-20 mg/kg) *Defined as subjects with baseline and at least one post baseline tumor scan available as of the data cutoff date §Patient continued with PR at 52 weeks without any subsequent therapies + Denotes subjects are still on treatment 20 Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

2014 Prior to BDC-1001 Treatment At 12 weeks 66-year-old Male with Metastatic Adenocarcinoma of the Colon Tumor HER2+ (IHC3+, amplified; MSS, KRAS wt) Previous treatments include chemotherapy regimens +/- bevacizumab, anti-PD-1 and anti-LAG3 combination therapy BDC-1001 discontinued after 4 doses due to asymptomatic grade 3 decrease in LVEF, which has improved with follow up Persistent PR with no anti-cancer therapy since 12 wks At 36 weeks Subject with Metastatic CRC Confirmed PR at 36 Weeks, Maintained Through 52 Weeks Chest CT Scans 21 Sharma MR, et al., ESMO I-O Poster (2021); data as of October 6, 2021

Summary 22

Progress in Our Pioneering Journey 1 Proforma Cash, cash equivalents, and marketable securities as of September 30, 2021: $290.5 million balance plus $5 million Innovent receivable  Opdivo® is a trademark of Bristol-Myers Squibb Company 23

Thank You 24